UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

TAX-FREE FIXED INCOME FUND IV
FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF ADJOURNMENT OF 2025 Annual Meeting OF SHAREHOLDERS

UNTIL APRIL 6, 2025

To the Shareholders of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), will be reconvened on April 6, 2025, at 11:30 AM Atlantic Standard Time (11:30 AM Eastern Daylight Time). The Annual Meeting will be reconvened for the following purposes:

1.	To elect two directors of the Fund;

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund (the “By-Laws”) adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021;

3.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote;

4.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section; and

5.	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting was originally convened on March 16, 2026 and was subsequently adjourned to April 6, 2026, to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting.

The items mentioned above are discussed in greater detail in the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on February 18, 2026, as supplemented by this Amendment No. 1 (the proxy statement, as supplemented by this Amendment No. 1, hereinafter referred to as the “Proxy Statement”). This notice should be read in conjunction with the Proxy Statement.

The Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, February 5, 2026, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 PM Atlantic Standard Time (5:00 PM Eastern Daylight Time) on April 3, 2026, to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Broadridge will then e-mail you the meeting login information and instructions for attending and voting at the Annual Meeting.

Only shareholders of record at the close of business on February 5, 2026, will be entitled to receive this notice and will be able to vote at the Annual Meeting in accordance with the number of shares of record held in the name of each shareholder on such date.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 17th day of March, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. Announces Adjournment of Annual Meeting of Shareholders to April 6, 2026

SAN JUAN, Puerto Rico – March 17, 2026 – Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (the “Fund”) today reconvened and then adjourned the 2025 Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) without transacting any other business. The Annual Meeting, which was originally convened on March 16, 2026, and was subsequently adjourned, to be reconvened virtually on April 6, 2025, at 11:30 AM Atlantic Standard Time (11:30 AM Eastern Daylight Time).

The transaction of business at the Annual Meeting requires a quorum of more than one-half of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the reconvened Annual Meeting. Accordingly, the Annual Meeting has been adjourned to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE WHITE PROXY CARD: (i) “FOR ALL” on the proposal to elect Luis M. Pellot and Carlos Nido as Directors of the Fund; (ii) “AGAINST” Ocean Capital’s shareholder proposal to repeal any provision of, or amendment, to the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021; (iii) “AGAINST” Ocean Capital’s shareholder proposal to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote; and (iv) “AGAINST” Ocean Capital’s shareholder proposal to amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section. THESE PROPOSALS ARE DISCUSSED IN GREATER DETAIL IN THE PROXY STATEMENT, WHICH WE ADVISE YOU TO READ IN ITS ENTIRETY.

The record date for the adjourned Annual Meeting remains the close of business on February 5, 2026. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

In the event you receive any materials from Ocean Capital or any of its affiliates, we urge you to discard any such materials. We also encourage you NOT to sign or return any blue proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s purported director nominees or shareholder proposal because no such proxies and votes cast in respect of such purported nominees or proposal will be tabulated at the meeting.

If shareholders have questions about how to vote their shares, they should immediately contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on February 18, 2026, as supplemented by this Amendment No. 1 (the proxy statement, as supplemented by the foregoing amendments, the “Proxy Statement”), as well as any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 17th day of March, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary